Exhibit 99.1

News Release

Contact:
John Copeland	Will Fisackerly
Senior Executive Vice President and	Senior Vice President and
Chief Financial Officer	Director of Corporate Finance
662/680-2536	662/680-2475

BancorpSouth, Inc. Announces Corporate Entity Restructuring

TUPELO, MS, July 27, 2017/PRNewswire — On July 26, 2017, BancorpSouth, Inc. (NYSE: BXS), as part of a plan to effect a corporate entity restructuring, entered into an Agreement and Plan of Reorganization (the “Plan of Reorganization”) whereby BancorpSouth, Inc. (the “Company”) will be merged with and into its wholly-owned bank subsidiary, BancorpSouth Bank (the “Bank”), with the Bank continuing as the surviving entity following the reorganization.

“Our board of directors and management team believe that this change in our corporate structure is in the best interests of our Company and our shareholders and a holding company structure is no longer needed to support our business activities,” commented Dan Rollins, Chairman and Chief Executive Officer of the Company and the Bank. “This decision is reflective of our continuing commitment to improve the efficiency of our operations. We expect that the reorganization will eliminate redundant corporate infrastructure and activities and will help alleviate the burden of duplicative regulatory oversight. Most importantly, though, the reorganization is simply a corporate restructuring, and our customers and teammates will not be impacted.”

Upon completion of the restructuring, the outstanding shares of the Bank’s common stock will be cancelled and cease to exist, and the outstanding shares of the Company’s common stock will be automatically converted into an equivalent number of shares of the Bank’s common stock. As a result, the shares of the Bank’s common stock are expected to be owned directly by the Company’s shareholders in the same proportion as their ownership of the Company’s common stock immediately prior to the reorganization.

Following the restructuring, it is expected that the Bank will be a publicly traded company listed on the New York Stock Exchange under the same ticker symbol currently used by the Company, “BXS.” It is also expected that the Bank’s common stock will be registered under the Securities Exchange Act of 1934, which vests the Federal Deposit Insurance Corporation (FDIC) with the power to administer and enforce certain sections of the Exchange Act applicable to banks. Following the reorganization, the Bank will file periodic and current reports and other materials required by the Exchange Act with the FDIC, and the Company will no longer file these reports and materials with the Securities and Exchange Commission.

Box 789 • Tupelo, MS 38802-0789 • (662) 680-2000

BXS Announces Corporate Entity Restructuring

July 27, 2017

As a Mississippi state-chartered bank that is not a member of the Federal Reserve System, the Bank will continue to be regulated and supervised by the FDIC and the Mississippi Department of Banking and Consumer Finance (“MDBCF”). The Company is currently subject to regulation and supervision by the Federal Reserve Board as a bank holding company; however, the Bank will not be subject to this regulation and supervision.

The Bank will have the same board of directors following the reorganization as the Company had immediately prior to the closing of the reorganization, and the executive officers of the Company will hold the same positions and titles with the Bank following the reorganization.

The Plan of Reorganization has been approved by the boards of directors of the Company and the Bank. The Company will convene and hold a special meeting of its shareholders to seek approval of the reorganization.

In addition to Company shareholder approval, the restructuring will be subject to various closing conditions, including, among others, the receipt of all required regulatory approvals, including the approval of the FDIC.

The Company expects that the restructuring will be completed shortly after all conditions to closing have been satisfied, although the Company can provide no assurance that the reorganization will close in a timely manner or at all.

About BancorpSouth, Inc. and BancorpSouth Bank

BancorpSouth, Inc. is a financial holding company headquartered in Tupelo, Mississippi, with $14.8 billion in assets. BancorpSouth Bank, a wholly-owned subsidiary of BancorpSouth, Inc., operates 234 full service branch locations as well additional mortgage, insurance, and loan production offices in Alabama, Arkansas, Florida, Louisiana, Mississippi, Missouri, Tennessee and Texas, including an insurance location in Illinois. BancorpSouth is committed to a culture of respect, diversity, and inclusion in both its workplace and communities. To learn more, visit our Community Commitment page at www.bancorpsouth.com. “Like” us on Facebook; follow us on Twitter@MyBXS; or connect with us through LinkedIn.

Additional Information

This news release is being disseminated in respect of the reorganization described in this news release. In connection with this reorganization, the Company will file with the SEC and mail to its shareholders a proxy statement/offering circular. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE REORGANIZATION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/OFFERING CIRCULAR AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REORGANIZATION. The proxy statement/offering circular, as well as other filings containing information about the Company and the Bank, will be available without charge at the SEC’s internet website (http://www.sec.gov). Copies of the proxy statement/offering circular can also be obtained, when available, without charge, from the Company’s investor relations website at www.bancorpsouth.investorroom.com.

BXS Announces Corporate Entity Restructuring

July 27, 2017

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the reorganization. Certain information about the Company’s directors and executive officers is set forth in its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 27, 2017, and in its Definitive Proxy Statement on Schedule 14A for its 2017 annual meeting of shareholders, which was filed with the SEC on March 22, 2017. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/offering circular and other relevant documents filed with the SEC when they become available.

Forward-Looking Statements

Certain statements contained in this news release may not be based upon historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “could,” “continue,” “anticipate,” “seek,” “intend,” “estimate,” “expect,” “foresee,” “hope,” “intend,” “may,” “might,” “plan,” “should,” “predict,” “project,” “goal,” “outlook,” “potential,” “will,” “will result,” “will likely result,” or “would” or future or conditional verb tenses and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the terms of the proposed transaction between the Company and the Bank and the proposed impact of this proposed reorganization on the combined company, and the ability of the Company and the Bank to close the reorganization in a timely manner or at all.

The Company cautions readers not to place undue reliance on the forward-looking statements contained in this news release, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of the Company and the Bank. These factors may include, but are not limited to, the ability of the Company and the Bank to consummate the reorganization, the ability of the Company and the Bank to satisfy the conditions to the completion of the reorganization, including the receipt of Company shareholder approval and the receipt of regulatory approvals required for the reorganization on the terms expected in the Plan of Reorganization, the ability of the Company and the Bank to meet expectations regarding the timing, completion and accounting and tax treatments of the reorganization, the possibility that any of the anticipated benefits of the reorganization will not be realized or will not be realized as expected, the failure of the reorganization to close for any other reason, the effect of the announcement of the reorganization on the Company’s operating results, the possibility that the reorganization may be more expensive to complete than anticipated, including as a result of unexpected factors or events, the inability to retrieve the Bank’s filings mandated by the Exchange Act from the SEC’s publicly-available website after the closing of the reorganization, the impact of all other factors generally understood to affect the assets, business, cash flows, financial condition, liquidity, prospects and/or results of operations of financial services companies and the impact of other

BXS Announces Corporate Entity Restructuring

July 27, 2017

factors detailed from time to time in the Company’s press and news releases, reports and other filings with the SEC. Forward-looking statements speak only as of the date that they were made, and, except as required by law, the Company does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances that occur after the date of this news release.